UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 14, 2017 (June 12, 2017)

Umatrin Holding Ltd.
(Exact name of registrant as specified in its charter)

Delaware	333-211289	87-081423
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

315 Madison Avenue, 3rd Floor, PMB #3050

New York, NY 10017

(Address of principal executive offices and zip code)

(866)-874-4888

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance On Previously Issued Financial Statements Or A Related Audit Report Or Completed Interim Report

On May 17, 2017, Umatrin Holding Ltd. (the “Company”) was notified by its independent registered public accounting firm, WWC, P.C. (“WWC”) of errors in Company’s audited financial statements for the fiscal year ended December 31, 2016 as filed with the U.S. Securities and Exchange Commission (“SEC”) on April 17, 2017 (the “Original Filing”). On June 12, 2017, upon review of the Original Filing and accounting files and based on the recommendation from WWC, Company’s management concluded that the following previously issued financial statements should no longer be relied upon and will be restated. The Company has prepared an amendment to the Form 10-K for the fiscal year ended December 31, 2016 dated June 14, 2017, which will contain the revised financial statements upon which the public could rely. The management of the Company has discussed with WWC the preparation and filing of this Form 8k.

The restatements of the financial statements referred to above resulted from the incorrect classification of the term loan payable-current portion and term loan payable-long term. In addition, Company’s management identified an omission of the Consolidated Statements of Comprehensive Loss in the Original Filing due to clerical error. The adjustments made to the restated financial statements did not have an impact to earnings before taxes, net income, total cash flow, total assets, total liabilities, retained earnings or total shareholder equity and therefore the Company believes that the restatements do not have a positive or negative effect on the operations of the business. The effects of the restatements are also not expected to affect the Company’s cash flows. After reviewing the circumstances leading up to the restatement, Company and WWC believe that the errors were inadvertent and unintentional.

We have provided a copy of this report on Form 8-K to WWC and requested that it provide us with a letter addressed to the SEC stating whether it agrees with the statements made by us in response to this item. A copy of that letter, dated June 14, 2017, is attached hereto as Exhibit 7.1.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
7.1	Letter from WWC, P.C., addressed to the U.S. Securities and Exchange Commission

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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Umatrin Holding Ltd.

Date: June 14, 2017	By:	/s/ Dato' Sri Warren Eu Hin Chai
Dato' Sri Warren Eu Hin Chai
President, Chief Executive Officer, and Chief Financial Officer

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